FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2019 Second Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted to exclude the initial impact of changes in federal statutory income tax rates and tax laws, realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equity securities.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under U.S. generally accounting principles (GAAP). See Note 8 to our consolidated financial statements in Form 10-Q for further information regarding how we define our segments and pre-tax adjusted operating income.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2019	December 31, 2018
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2019 - $6,909,984; 2018 - $6,856,277)	$7,484,622	$7,033,045
Equity securities - at fair value (cost: 2019 - $101,847; 2018 - $93,564)	106,021	92,857
Mortgage loans	1,019,124	1,039,829
Real estate	1,543	1,543
Policy loans	200,246	197,366
Short-term investments	9,521	15,713
Other investments	48,833	33,765
Total investments	8,869,910	8,414,118

Cash and cash equivalents	13,854	19,035
Securities and indebtedness of related parties	68,733	60,962
Accrued investment income	73,683	74,524
Amounts receivable from affiliates	6,330	3,812
Reinsurance recoverable	102,898	102,386
Deferred acquisition costs	314,301	418,802
Value of insurance in force acquired	3,366	10,385
Current income taxes recoverable	2,036	4,807
Other assets	179,408	163,518
Assets held in separate accounts	625,177	561,281

Total assets	$10,259,696	$9,833,630

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2019	December 31, 2018
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,471,944	$5,403,125
Traditional life insurance and accident and health products	1,826,458	1,802,346
Other policy claims and benefits	40,058	51,298
Supplementary contracts without life contingencies	302,685	303,627
Advance premiums and other deposits	258,295	260,252
Amounts payable to affiliates	3,421	1,461
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	134,702	75,449
Other liabilities	102,414	93,532
Liabilities related to separate accounts	625,177	561,281
Total liabilities	8,862,154	8,649,371

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,647,472 in 2019 and 24,707,402 shares in 2018	152,454	152,652
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2019 and 2018	72	72
Accumulated other comprehensive income	302,793	91,318
Retained earnings	939,143	937,097
Total FBL Financial Group, Inc. stockholders' equity	1,397,462	1,184,139
Noncontrolling interest	80	120
Total stockholders' equity	1,397,542	1,184,259
Total liabilities and stockholders' equity	$10,259,696	$9,833,630

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Revenues:
Interest sensitive product charges	$32,534	$30,906	$63,800	$61,004
Traditional life insurance premiums	50,987	51,091	100,379	100,588
Net investment income	104,894	103,974	214,534	204,996
Net realized capital gains (losses)	377	841	10,534	(906)
Net other-than-temporary impairment losses recognized in earnings	—	—	(869)	(1,040)
Other income	4,114	3,637	8,084	8,237
Total revenues	192,906	190,449	396,462	372,879

Benefits and expenses:
Interest sensitive product benefits	65,223	62,637	135,819	123,982
Traditional life insurance benefits	41,960	43,725	88,635	89,181
Policyholder dividends	2,564	2,560	5,098	5,111
Underwriting, acquisition and insurance expenses	38,948	37,210	75,137	76,787
Interest expense	1,212	1,213	2,424	2,426
Other expenses	6,635	5,627	12,885	11,220
Total benefits and expenses	156,542	152,972	319,998	308,707
	36,364	37,477	76,464	64,172
Income tax expense	(5,511)	(5,831)	(11,787)	(9,644)
Equity income, net of related income taxes	1,404	1,139	1,624	1,799
Net income	32,257	32,785	66,301	56,327
Net loss attributable to noncontrolling interest	41	18	40	41
Net income attributable to FBL Financial Group, Inc.	$32,298	$32,803	$66,341	$56,368

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$145,925	$(22,727)	$277,816	$(92,054)

Earnings per common share	$1.30	$1.31	$2.68	$2.26
Earnings per common share - assuming dilution	$1.30	$1.31	$2.68	$2.25

Cash dividends per common share	$0.48	$0.46	$0.96	$0.92
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Revenues:
Interest sensitive product charges	$30,906	$31,161	$30,624	$31,266	$32,534
Traditional life insurance premiums	51,091	48,124	49,600	49,392	50,987
Net investment income	103,974	105,757	83,865	109,640	104,894
Net realized capital gains (losses)	841	(709)	(5,661)	10,157	377

Total other-than-temporary impairment losses	—	(50)	(3,982)	(869)	—
Non-credit portion in other comprehensive income	—	—	74	—	—
Net impairment losses recognized in earnings	—	(50)	(3,908)	(869)	—
Other income	3,637	3,828	4,116	3,970	4,114
Total revenues	190,449	188,111	158,636	203,556	192,906

Benefits and expenses:
Interest sensitive product benefits	62,637	70,145	59,626	70,596	65,223
Traditional life insurance benefits	43,725	44,168	41,860	46,675	41,960
Policyholder dividends	2,560	2,480	2,539	2,534	2,564
Underwriting, acquisition and insurance expenses	37,210	30,834	44,434	36,189	38,948
Interest expense	1,213	1,212	1,213	1,212	1,212
Other expenses	5,627	5,061	6,314	6,250	6,635
Total benefits and expenses	152,972	153,900	155,986	163,456	156,542
	37,477	34,211	2,650	40,100	36,364
Income tax benefit (expense)	(5,831)	(4,818)	2,812	(6,276)	(5,511)
Equity income, net of related income taxes	1,139	1,642	998	220	1,404
Net income	32,785	31,035	6,460	34,044	32,257
Net loss (income) attributable to noncontrolling interest	18	(25)	(45)	(1)	41
Net income attributable to FBL Financial Group, Inc.	$32,803	$31,010	$6,415	$34,043	$32,298

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(22,727)	$(11,110)	$8,772	$131,891	$145,925

Earnings per common share	$1.31	$1.24	$0.26	$1.37	$1.30
Earnings per common share - assuming dilution	$1.31	$1.24	$0.26	$1.37	$1.30

Cash dividends per common share	$0.46	$0.46	$0.46	$0.48	$0.48
Special cash dividend per common share	$—	$—	$—	$1.50	$—

Weighted average common shares outstanding (in thousands):
Basic	24,917	24,919	24,888	24,765	24,757
Effect of dilutive securities	13	11	10	11	11
Diluted	24,930	24,930	24,898	24,776	24,768

FBL Financial Group, Inc.
Net Income to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019

Net income attributable to FBL Financial Group, Inc.	$32,803	$31,010	$6,415	$34,043	$32,298
Net income adjustments:
Impact of change in federal tax rate (1)	—	(617)	—	—	—
Realized gains/losses on investments (2)	(694)	603	7,414	(7,230)	(289)
Change in net unrealized gains/losses on derivatives (2)	(194)	876	4,997	(911)	(272)
Adjusted operating income (3)	$31,915	$31,872	$18,826	$25,902	$31,737

Adjusted operating income per common share - assuming dilution (3)	$1.28	$1.28	$0.75	$1.04	$1.28

Adjusted operating return on equity, excluding AOCI - last twelve months	9.7%	10.5%	10.0%	10.0%	9.9%
Adjusted operating return on equity, including AOCI - last twelve months	8.1%	9.0%	8.8%	8.9%	8.7%

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Impact of Adjustments on FBL Net Income
Initial impact of the Tax Act (1)	$—	$617	$—	$—	$—
Realized gains (losses) on investments and change in net unrealized gains/losses on equity securities and derivatives	1,357	(2,658)	(19,216)	10,846	444
Offsets: (4)
Change in amortization	(226)	725	945	(256)	(48)
Reserve change on interest sensitive products	(7)	60	2,561	(285)	315
Income tax	(236)	394	3,299	(2,164)	(150)
Net impact of net income adjustments	$888	$(862)	$(12,411)	$8,141	$561

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Pre-tax adjusted operating income by segment:
Annuity segment	$15,998	$18,179	$12,087	$15,662	$14,637
Life Insurance segment	16,381	11,958	8,444	10,092	18,239
Corporate and Other segment	5,434	7,999	(953)	4,319	4,595
Total pre-tax adjusted operating income	37,813	38,136	19,578	30,073	37,471
Income taxes on adjusted operating income	(5,898)	(6,264)	(752)	(4,171)	(5,734)
Adjusted operating income (3)	$31,915	$31,872	$18,826	$25,902	$31,737

(1)
During the third quarter of 2018, we adjusted the provisional estimate of the impact of the Tax Act on our deferred tax assets and liabilities as of December 31, 2017. See Note 5 to our consolidated financial statements in Form 10-Q for the quarter ended September 30, 2018 for additional information.

(2) Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(3)	Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.
(4) The items excluded from adjusted operating income impact the amortization of deferred acquisition costs, value of business acquired and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,217	$1,280	$1,474	$1,567	$1,772
Net investment income (1)	55,198	54,144	53,248	51,115	52,491
Total adjusted operating revenues	56,415	55,424	54,722	52,682	54,263

Adjusted operating benefits and expenses:
Interest sensitive product benefits	31,393	29,037	32,299	28,070	30,450
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	518	374	631	514	482
Amortization of deferred acquisition costs	3,070	2,319	2,789	2,679	2,917
Amortization of value of insurance in force acquired	172	165	165	163	163
Other underwriting expenses (1)	5,264	5,350	6,751	5,594	5,614
Total underwriting, acquisition and insurance expenses	9,024	8,208	10,336	8,950	9,176
Total adjusted operating benefits and expenses	40,417	37,245	42,635	37,020	39,626
Pre-tax adjusted operating income	$15,998	$18,179	$12,087	$15,662	$14,637

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,576,410	$4,596,422	$4,489,765	$4,497,715	$4,525,458
Deferred acquisition costs	92,377	92,442	93,819	94,164	93,898
Value of insurance in force acquired	3,182	3,017	2,852	2,689	2,525

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,075,995	$4,096,314	$4,036,152	$4,038,052	$4,060,032
Other insurance reserves	346,270	344,963	338,646	341,506	340,896
Allocated equity, excluding AOCI	269,758	270,918	266,863	249,635	250,853

Other data:
Number of direct contracts	53,184	52,925	52,911	52,519	52,461

Portfolio yield net of assumed defaults	4.44%	4.43%	4.48%	4.46%	4.42%
Credited rate	2.56	2.57	2.58	2.60	2.61
Spread on individual annuities at end of quarter (2)	1.88%	1.86%	1.90%	1.86%	1.81%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,134,862	$3,171,359	$3,176,881	$3,194,307	$3,207,285
Deposits	76,725	53,584	67,075	63,784	56,643
Withdrawals, surrenders and death benefits	(53,788)	(62,234)	(59,661)	(63,379)	(62,808)
Net flows	22,937	(8,650)	7,414	405	(6,165)

Policyholder interest	20,787	20,524	20,824	18,543	21,128
Annuitizations and other	(7,227)	(6,352)	(10,812)	(5,970)	(7,493)
Balance, end of period	3,171,359	3,176,881	3,194,307	3,207,285	3,214,755
Other interest sensitive reserves	904,636	919,433	841,845	830,767	845,277
Total interest sensitive product reserves	$4,075,995	$4,096,314	$4,036,152	$4,038,052	$4,060,032

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.6 million) and an increase in other underwriting expenses ($1.9 million).

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$19,079	$18,876	$18,471	$18,988	$19,635
Traditional life insurance premiums	51,091	48,124	49,600	49,392	50,987
Net investment income (1)	39,764	39,654	38,335	38,991	40,454
Other income	(353)	(108)	(66)	(113)	(138)
Total adjusted operating revenues	109,581	106,546	106,340	107,258	110,938

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits (2)	9,093	8,697	10,103	8,051	9,018
Death benefits and other (2)	14,709	18,475	16,661	14,466	13,892
Total interest sensitive product benefits	23,802	27,172	26,764	22,517	22,910
Traditional life insurance benefits:
Death benefits	19,297	21,888	20,001	24,416	20,577
Surrender and other benefits	10,392	8,110	9,196	9,723	10,092
Increase in traditional life future policy benefits (2)	14,022	14,170	12,666	12,534	11,291
Total traditional life insurance benefits	43,711	44,168	41,863	46,673	41,960
Policyholder dividends	2,560	2,480	2,539	2,534	2,564
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,715	4,200	5,275	4,639	5,179
Amortization of deferred acquisition costs	4,498	2,148	4,182	4,799	4,344
Amortization of value of insurance in force acquired	373	373	373	372	372
Other underwriting expenses (1)	14,833	14,907	17,893	16,002	16,378
Total underwriting, acquisition and insurance expenses	24,419	21,628	27,723	25,812	26,273
Total adjusted operating benefits and expenses	94,492	95,448	98,889	97,536	93,707
	$15,089	$11,098	$7,451	$9,722	$17,231
Equity income, before tax	1,292	860	993	370	1,008
Pre-tax adjusted operating income	$16,381	$11,958	$8,444	$10,092	$18,239

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,006,593	$3,031,624	$3,060,235	$3,073,086	$3,110,890
Deferred acquisition costs	294,365	298,368	308,937	312,664	316,309
Value of insurance in force acquired	15,157	14,784	14,411	14,039	13,668

Liabilities and equity:
Liabilities: (3)
Interest sensitive reserves	$966,032	$979,858	$989,513	$1,001,865	$1,013,247
Other insurance reserves	1,976,014	1,995,675	2,001,449	2,013,886	2,019,588
Allocated equity, excluding AOCI	442,808	450,927	452,274	468,983	471,279

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,339	364,412	365,909	365,650	365,340
Number of direct policies - universal life	67,466	67,951	69,832	70,494	71,049
Direct face amounts - traditional life	$51,524,879	$51,833,952	$52,191,204	$52,352,065	$52,729,936
Direct face amounts - universal life	$7,483,427	$7,539,216	$7,777,370	$7,888,196	$7,978,929

Portfolio yield net of assumed defaults	4.99%	4.98%	5.02%	5.00%	4.97%
Credited rate	3.73	3.76	3.78	3.77	3.79
Spread on universal life at end of quarter (4)	1.26%	1.22%	1.24%	1.23%	1.18%

Interest sensitive reserve activity: (3)
Balance, beginning of period	$953,635	$966,032	$979,858	$989,513	$1,001,865
Deposits	29,415	26,617	29,660	29,632	31,271
Withdrawals and surrenders	(7,708)	(7,577)	(7,778)	(5,703)	(9,081)
Net flows	21,707	19,040	21,882	23,929	22,190

Policyholder interest	8,386	7,827	7,297	7,423	8,349
Policy charges	(19,248)	(19,129)	(19,736)	(20,017)	(20,287)
Benefits and other	1,552	6,088	212	1,017	1,130
Balance, end of period	$966,032	$979,858	$989,513	$1,001,865	$1,013,247

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.4 million) and an increase in other underwriting expenses ($3.6 million).

(2)
During the fourth quarter of 2018 we incurred additional charges due to updating the estimate of the impact of an immaterial error related to policy benefits on a closed block of interest sensitive whole life business. The correction, along with accrued interest, resulted in increases to interest credited ($2.0 million), interest sensitive death benefits ($3.3 million) and traditional life future policy benefits ($0.2 million).

(3)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(4)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Pre-tax Adjusted Operating Income (Loss)		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$11,102	$10,494	$11,005	$10,405	$10,714
Net investment income (1)	8,777	8,349	7,735	8,640	8,588
Other income	3,990	3,936	4,182	4,083	4,252
Total adjusted operating revenues	23,869	22,779	22,922	23,128	23,554

Adjusted operating benefits and expenses:
Interest sensitive product benefits	7,714	8,465	8,944	10,365	8,858
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	667	684	631	704	746
Amortization of deferred acquisition costs	1,876	(1,148)	5,629	(967)	905
Other underwriting expenses	1,506	1,698	1,369	1,153	1,413
Total underwriting, acquisition and insurance expenses	4,049	1,234	7,629	890	3,064
Interest expense	1,213	1,212	1,213	1,212	1,212
Other expenses (1)	5,627	5,061	6,314	6,250	6,635
Total adjusted operating benefits and expenses	18,603	15,972	24,100	18,717	19,769
	5,266	6,807	(1,178)	4,411	3,785
Net loss (income) attributable to noncontrolling interest	18	(25)	(45)	(1)	41
Equity income (loss), before tax	150	1,217	270	(91)	769
Pre-tax non-GAAP operating income (loss)	$5,434	$7,999	$(953)	$4,319	$4,595

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$678,014	$684,541	$688,057	$687,836	$654,750
Deferred acquisition costs	66,315	69,887	62,778	63,593	62,499
Separate account assets	638,061	651,797	561,281	614,121	625,177

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$367,937	$371,502	$372,056	$370,668	$370,238
Other insurance reserves	89,427	89,389	86,324	87,644	85,842
Separate account liabilities	638,061	651,797	561,281	614,121	625,177
Allocated equity, excluding AOCI	369,593	379,918	370,684	352,616	369,536

Rollforward of separate account balances:
Beginning separate account balance	$638,751	$638,061	$651,797	$561,281	$614,121
Net premiums and transfers	6,264	836	3,518	5,277	5,115
Net investment income (loss)	11,995	28,717	(77,872)	63,914	22,611
Charges, benefits and surrenders	(18,949)	(15,817)	(16,162)	(16,351)	(16,670)
Ending separate account balance	$638,061	$651,797	$561,281	$614,121	$625,177

Other data:
Number of direct contracts - variable annuity	9,491	9,343	9,217	9,071	8,938
Number of direct policies - variable universal life	36,056	35,613	35,160	34,675	34,236
Direct face amounts - variable universal life	$4,440,315	$4,388,771	$4,321,462	$4,267,891	$4,217,491

(1)
During the fourth quarter of 2018 we offered a voluntary early retirement program resulting in a decrease in net investment income from increased investment expenses ($0.1 million) and an increase in other expenses ($1.0 million).

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
		(Dollars in thousands)
Annuity
Balance - beginning of period	$92,400	$92,377	$92,442	$93,819	$94,164
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	(103)	—	—	—	—
Capitalization:
Commissions	2,892	2,119	2,994	2,872	2,319
Expenses	313	291	433	263	306
Total capitalization	3,205	2,410	3,427	3,135	2,625
Amortization - adjusted operating basis, before impact of unlocking	(3,137)	(2,616)	(2,857)	(2,723)	(2,974)
Amortization - unlocking, adjusted operating basis	—	249	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	12	22	807	(67)	83
Balance - end of period	$92,377	$92,442	$93,819	$94,164	$93,898

Life Insurance
Balance - beginning of period	$291,212	$294,365	$298,368	$308,937	$312,664
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	(357)	—	—	—	—
Capitalization:
Commissions	5,068	4,279	9,724	6,141	5,451
Expenses	2,559	2,257	3,230	2,349	2,709
Deferral of sales inducements	257	163	1,746	384	263
Total capitalization	7,884	6,699	14,700	8,874	8,423
Amortization - adjusted operating basis, before impact of unlocking	(4,679)	(4,416)	(4,360)	(4,917)	(4,519)
Amortization - unlocking, adjusted operating basis	—	2,009	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	305	(289)	229	(230)	(259)
Balance - end of period	$294,365	$298,368	$308,937	$312,664	$316,309

Corporate and Other
Balance - beginning of period	$68,202	$66,315	$68,101	$62,778	$63,593
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	(30)	—	—	—	—
Capitalization:
Commissions	120	86	114	113	105
Deferral of sales inducements	2	2	15	1	—
Total capitalization	122	88	129	114	105
Amortization - adjusted operating basis, before impact of unlocking	(1,910)	(1,240)	(5,687)	966	(913)
Amortization - unlocking, adjusted operating basis	—	2,458	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(69)	480	235	(265)	(286)
Balance - end of period	$66,315	$68,101	$62,778	$63,593	$62,499

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
		(Dollars in thousands)
Total
Balance - beginning of period	$451,814	$453,057	$458,911	$465,534	$470,421
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	(490)	—	—	—	—
Capitalization:
Commissions	8,080	6,484	12,832	9,126	7,875
Expenses	2,872	2,548	3,663	2,612	3,015
Deferral of sales inducements	259	165	1,761	385	263
Total capitalization	11,211	9,197	18,256	12,123	11,153
Amortization - adjusted operating basis, before impact of unlocking	(9,726)	(8,272)	(12,904)	(6,674)	(8,406)
Amortization - unlocking, adjusted operating basis	—	4,716	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	248	213	1,271	(562)	(462)
Balance - end of period	453,057	458,911	465,534	470,421	472,706
Impact of unrealized gains in AOCI	(65,530)	(46,865)	(46,732)	(96,710)	(158,405)
Deferred acquisition costs	$387,527	$412,046	$418,802	$373,711	$314,301

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$13	$—	$—	$—
Amortization of deferred acquisition costs	—	236	—	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	—	—
Increase to pre-tax adjusted operating income	$—	$249	$—	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$420	$—	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	(209)	—	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	65	—	—	—
Amortization of deferred acquisition costs	—	2,152	—	—	—
Changes in reserves reported in interest sensitive product benefits	—	(4,755)	—	—	—
Decrease to pre-tax adjusted operating income	$—	$(2,327)	$—	$—	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$(667)	$—	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	76	—	—	—
Amortization of deferred acquisition costs	—	2,382	—	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	—	—	—
Increase to pre-tax adjusted operating income	$—	$1,791	$—	$—	$—

Total impact of unlocking on pre-tax adjusted operating income	$—	$(287)	$—	$—	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$22,514	$14,593	$21,256	$22,785	$14,308
Renewal	16,446	11,371	14,361	16,631	16,017
Total fixed rate	38,960	25,964	35,617	39,416	30,325
Index annuity	37,442	29,183	33,337	28,301	28,417
Total individual	76,402	55,147	68,954	67,717	58,742
Group	3,436	1,186	1,503	1,789	910
Total Annuity	79,838	56,333	70,457	69,506	59,652

Life Insurance
Direct:
Universal life:
First year	7,962	7,140	6,625	5,786	7,967
Renewal	20,602	18,887	20,764	23,051	22,332
Total universal life	28,564	26,027	27,389	28,837	30,299
Participating whole life:
First year	3,537	3,249	2,658	2,622	2,659
Renewal	24,244	22,269	23,761	23,725	23,684
Total participating whole life	27,781	25,518	26,419	26,347	26,343
Term life and other:
First year	2,751	2,513	2,861	2,636	2,898
Renewal	26,538	25,995	26,656	27,430	27,382
Total term life and other	29,289	28,508	29,517	30,066	30,280
Total direct life insurance	85,634	80,053	83,325	85,250	86,922
Reinsurance	(7,734)	(6,186)	(7,126)	(7,249)	(7,524)
Total Life Insurance	77,900	73,867	76,199	78,001	79,398

Corporate and Other
Variable, net of reinsurance	13,575	11,424	10,447	13,167	13,065
Accident and health, net of reinsurance	42	43	271	75	45
Total Corporate and Other	13,617	11,467	10,718	13,242	13,110

Total collected premiums	$171,355	$141,667	$157,374	$160,749	$152,160

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2018	2018	2018	2019	2019
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$27,000	$—	$—	$4,000	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	124,000	97,000	97,000	101,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,082,159	1,101,762	1,089,821	1,071,234	1,091,669
Total capitalization, excluding AOCI	1,209,159	1,201,762	1,189,821	1,175,234	1,191,669

Accumulated other comprehensive income	131,081	88,961	91,318	189,166	302,793
Total capitalization, including AOCI	$1,340,240	$1,290,723	$1,281,139	$1,364,400	$1,494,462

Common shares outstanding	24,818,209	24,818,209	24,718,815	24,652,340	24,659,885

Book Value per Share:
Excluding AOCI	$43.60	$44.39	$44.09	$43.45	$44.27
Including AOCI	48.89	47.98	47.78	51.13	56.55

Debt-to-Capital Ratio:
Excluding AOCI	10.2%	8.1%	8.2%	8.6%	8.1%
Including AOCI	9.2	7.5	7.6	7.4	6.5

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	5.1%	4.0%	4.1%	4.5%	4.1%
Including AOCI	4.6	3.8	3.8	3.8	3.2

Class A Common Ownership:
Iowa Farm Bureau Federation	59.5%	59.5%	59.7%	59.9%	59.9%
Public	40.5	40.5	40.3	40.1	40.1
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2018	2018	2018	2019	2019

Investment by Type:
Fixed maturity securities	58.0%	57.2%	57.5%	57.9%	58.2%
Residential mortgage-backed	7.0	7.2	7.2	7.2	7.1
Commercial mortgage-backed	10.1	10.2	10.4	10.6	11.3
Other asset-backed	9.2	9.0	8.4	8.1	7.8
Mortgage loans	11.5	12.0	12.4	11.9	11.5
Equity securities	1.2	1.2	1.1	1.3	1.2
Other	3.0	3.2	3.0	3.0	2.9

Quality of Fixed Maturity Securities:
AAA, AA, A	67.6%	68.0%	68.3%	68.3%	68.0%
BBB	29.5	29.2	29.3	29.0	29.7
BB	2.0	1.8	1.5	1.7	1.6
<BB	0.9	1.0	0.9	1.0	0.7

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,132	1,145	1,190	1,180	1,185
6 life partner states and Colorado	655	665	649	650	649
	1,787	1,810	1,839	1,830	1,834

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019

Income tax benefit (expense)	$(5,831)	$(4,818)	$2,812	$(6,276)	$(5,511)
Tax on equity income	(303)	(435)	(265)	(59)	(373)
Net income adjustments:
Impact of change in federal tax rate	—	(617)	—	—	—
Income tax offset on net income adjustments	236	(394)	(3,299)	2,164	150
Income taxes on adjusted operating income	$(5,898)	$(6,264)	$(752)	$(4,171)	$(5,734)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(6,824)	$(7,148)	$(1,841)	$(5,076)	$(6,633)
Amounts related to LIHTC investments	926	884	1,089	905	899
Income taxes on adjusted operating income	$(5,898)	$(6,264)	$(752)	$(4,171)	$(5,734)